THE GABELLI
CONVERTIBLE
SECURITIES
FUND, INC.

Semi-Annual Report
June 30, 1998

                                  THE GABELLI
                                      CONVERTIBLE
                                      SECURITIES
                                      FUND, INC.

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

Investment Objective:

The Gabelli Convertible Securities Fund, Inc. is a closed-end, diversified management investment company whose primary objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities.

                   This report is printed on recycled paper.

                                                            [PHOTO]

                                                         THE GABELLI
                                                             CONVERTIBLE
                                                             SECURITIES
                                                             FUND, INC.

To Our Shareholders,

      In the second quarter of 1998, there was a continuation of the best of times for large cap stocks and the worst of times for small cap stocks. During the quarter, the broad market, as measured by the Standard & Poor's (S&P) 500 Index, rose by 3.3% while small cap stocks, as measured by the Russell 2000 Index, declined by 4.7%. Bonds rallied in a classic global "flight to quality", with the yield on the 30 year U.S. Treasury Bond falling to 5.57% in mid-June.

Investment Performance

      For the quarter ended June 30, 1998, The Gabelli Convertible Securities Fund, Inc.'s ("Convertible Securities Fund") net asset value was unchanged, ending the quarter at $11.66 after adjusting for the $0.20 per share dividend paid on June 26, 1998. This compares to a decline of 1.6% for the Lipper Analytical Services, Inc. Convertible Securities Fund Index. For the twelve months ended June 30, 1998, the Fund increased 13.6%. This is about in line with the increase of 14.1% for the Lipper Convertible Securities Fund Index over this period.

      The three- and five-year average annual returns of the Convertible Securities Fund were 10.5% and 9.3%, respectively. Since inception on July 3, 1989 through June 30, 1998, the Convertible Securities Fund achieved a 141.2% total return which represents an average annual return of 10.3%.

      The Fund's common shares on the New York Stock Exchange ended the quarter at $10.9375, up 1.2% for the quarter, up 22.8% for the past twelve months and up 31.7% from its initial price of $11.25 on March 31, 1995 after adjusting for the reinvestment of dividends totaling $3.245 per share which were paid during this period.

      Our Fund is managed with the goal of achieving a 600-800 basis point spread above long-term treasury yields. We hope to generate these returns over the long term. This is the type of performance that our Fund has been known for and we anticipate will continue in the future. Of course, there are no guarantees.

      Over the past few months the Fund's shares have traded at an average discount of approximately 8% to the net asset value. At these price levels, the Fund is an ideal opportunity for investors to add to their positions. Our monthly cash purchase program provides an easy way for registered Shareholders to acquire additional shares at the current market price at no commission. In addition, to underscore that "we eat our own cooking", the Adviser and its affiliates have announced their intention to buy up to one million common shares in the open market (569,264 of which have been acquired to date). The Fund has also recently instituted a share repurchase program which we discuss later in this report.

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------
                                                 Quarter
                                    -------------------------------
                                      1st    2nd      3rd     4th      Year
                                      ---    ---      ---     ---      ----
1998:    Net Asset Value .........  $11.87  $11.66    __       __       __
         Total Return ............    5.3%    0.0%    __       __       __
--------------------------------------------------------------------------------
1997:    Net Asset Value .........  $11.13  $11.38   $11.81   $11.48   $11.48
         Total Return ............    1.7%    3.5%     5.0%     2.8%    13.5%
--------------------------------------------------------------------------------
1996:    Net Asset Value .........  $11.28  $11.33   $11.23   $11.08   $11.08
         Total Return ............    3.6%    1.6%     0.3%     2.6%     8.4%
--------------------------------------------------------------------------------
1995:    Net Asset Value .........  $11.14  $11.51   $11.64   $11.01   $11.01
         Total Return ............    5.1%    5.2%     3.0%     1.1%    15.0%
--------------------------------------------------------------------------------
1994:    Net Asset Value .........  $11.54  $11.39   $11.60   $10.60   $10.60
         Total Return ............    0.2%  (1.3)%     1.8%   (0.9)%   (0.2)%
--------------------------------------------------------------------------------
1993:    Net Asset Value .........  $12.07  $12.36   $12.75   $11.52   $11.52
         Total Return ............    5.4%    2.4%     3.2%     1.5%    13.1%
--------------------------------------------------------------------------------
1992:    Net Asset Value .........  $11.29  $11.52   $11.90   $11.45   $11.45
         Total Return ............    3.5%    2.0%     3.3%     3.6%    13.0%
--------------------------------------------------------------------------------
1991:    Net Asset Value .........  $11.06  $11.27   $11.57   $10.91   $10.91
         Total Return ............    5.6%    1.9%     2.7%     1.8%    12.5%
--------------------------------------------------------------------------------
1990:    Net Asset Value .........  $10.56  $10.68   $10.56   $10.47   $10.47
         Total Return ............    1.5%    2.1%   (1.1)%     3.8%     6.3%
--------------------------------------------------------------------------------
1989:    Net Asset Value .........   __      __      $10.54   $10.51   $10.51
         Total Return ............   __      __        5.4%(b)  0.8%     6.3%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   Average Annual Returns - June 30, 1998 (a)

    1 Year ...................................................       13.6%
    5 Year ...................................................        9.3%
    Life of Fund (b) .........................................       10.3%
--------------------------------------------------------------------------------

(a) Total return and average annual return reflect changes in net asset value and reinvestment of dividends and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost. (b) From commencement of operations on July 3, 1989. (c) The Fund converted to closed-end status on March 31, 1995.

                         Dividend History  - Common Stock
       ---------------------------------------------------------------------
       Payment Date                      Rate Per Share   Reinvestment Price
       ------------                      --------------   ------------------
       June 26, 1998                          $0.200            $11.02
       March 26, 1998                         $0.200            $11.10
       September 26, 1997                     $0.120            $10.44
       June 27, 1997                          $0.120            $ 9.96
       March 27, 1997                         $0.120            $ 9.63
       December 27, 1996                      $0.375            $ 9.51
       September 23, 1996                     $0.120            $ 9.73
       June  24, 1996                         $0.120            $10.17
       March 25, 1996                         $0.120            $10.41
       December 27, 1995                      $0.750            $10.95
       September 27, 1995                     $0.200            $11.10
       June 27, 1995                          $0.200            $11.21
       December 31, 1994                      $0.900            $10.60
       December 31, 1993                      $1.425            $11.52
       December 31, 1992                      $0.876            $11.45
       December 31, 1991                      $0.865            $10.91
       December 31, 1990                      $0.490            $10.47
       June 28, 1990                          $0.100            $10.68
       March 29, 1990                         $0.100            $10.55
       December 29, 1989                      $0.115            $10.51

--------------------------------------------------------------------------------

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                  [GRAPHIC - DEPICTING INVESTMENT STRATEGIES]

What We Do

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 9 years at The Gabelli Convertible Securities Fund and for over 20 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

Convertible Securities are "Hybrids"

      It is important to understand our stock selection discipline because price movement in the underlying equity will generally have the greatest impact on convertible securities pricing. The convertible securities market consists of bonds, debentures, corporate notes, preferred stocks and warrants or other similar securities which may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Converts are "hybrid" securities that combine the capital appreciation potential of equities with the higher yield of fixed income instruments.

      Our strategy incorporates the purchase of convertible securities which are trading at a premium above parity with the common stock but which generally provide a higher yield and, over time, capital appreciation. We will also seek out "busted" converts, where the underlying common stock has dropped significantly and the values of both the conversion privilege and the convert are down. Such securities will provide both high yields and long-term capital appreciation potential.

Our Investment Objectives

      Our mandate is to preserve and enhance our shareholders' wealth through a conservative, disciplined approach to convertible securities investing. Our goal is to generate profitable returns in strong markets and protect principal in weak markets by taking advantage of the unique characteristics of convertible securities.

Good Things Come To Those  Who Wait

      The critical element to our success in the equities and convertible securities markets has been patience in both the selection process and in waiting for the values of portfolio positions to be recognized. We will continue to be patient and opportunistic in selecting converts for the Fund and will invest in short-term instruments (including time sensitive work-outs) when appropriate. We bought mostly short-term U.S. Treasury obligations in the past. However, the U.S. financial system has improved significantly and we now take advantage of other short-term alternatives. In this regard, the Convertible Securities Fund at times engages in risk arbitrage to generate returns. By risk arbitrage we mean investing in "event" driven situations; primarily, but not exclusively, in announced mergers, acquisitions, reorganizations and other "workout" opportunities. In order to avoid overall market risk in these opportunities, the Fund will concentrate on the lower risk transactions.

      We borrow a quote from Warren Buffett to explain our occasional use of risk arbitrage in the Fund:

      "Our subsidiaries sometimes engage in arbitrage as an alternative to holding short-term cash equivalents. We prefer, of course, to make major long-term commitments. But we often have more cash than good ideas. At such times arbitrage sometimes promises much greater returns than Treasury Bills and, equally important, cools any temptation we may have to relax our standards for long-term investments."

      In short, the high cash position in the Fund does not reflect any effort on our part to time the convertible securities market. It is rather a consequence of our value oriented discipline. At the same time, some of our convertible securities have been called by the issuer and we either received cash or stock. We are always hard at work evaluating opportunities and identifying fundamental bargains to progress to a more fully invested posture. However, we will not stretch our fundamental parameters and introduce greater market risk to the portfolio.

COMMENTARY

      As hybrids, convertible securities are impacted by the performance of underlying equities and the prevailing trend in bond prices. So, to articulate our outlook for convertibles, we must provide our perspective on both the stock and bond markets.

      In compiling our thoughts for this shareholder letter we looked forward by looking through the rear view mirror. In the process, we witnessed the testimony of Federal Reserve Board Chairman Alan Greenspan and we could not say it any better. To quote Alan . . .

            "Mr. Chairman and members of the Committee, I appreciate this opportunity to present the Federal Reserve's midyear report on monetary policy.

            Overall, the performance of the U.S. economy continues to be impressive. Over the first part of the year, we experienced further gains in output and employment, subdued prices, and moderate long-term interest rates. Important crosscurrents, however, have been impacting the economy. With labor markets very tight and domestic final demand retaining considerable momentum, the risks of a pickup in inflation remain significant. But inventory investment, which was quite rapid late last year and early this year, appears to have slowed, perhaps appreciably. Moreover, the economic and financial troubles in Asian economies are now demonstrably restraining demands for U.S. goods and services -- and those troubles could intensify and spread further. Weighting these forces, the Federal Open Market Committee chose to keep the stance of policy unchanged over the first half of 1998. However, should pressures on labor resources begin to show through more impressively in cost increases, policy action may need to counter any associated tendency for prices to accelerate before it under undermines this extraordinary expansion."

            -- Excerpt from the Monetary Policy Testimony and Report to Congress Before the Subcommittee on Domestic and International Monetary Policy of the Committee on Banking and Financial Services, U.S. House of Representatives, July 21, 1998.

The "Goldilocks" Economy

      In previous quarters, the "Goldilocks" economy - not too hot, not too cold provided ballast to the U.S. equity market. Consequently, investors tended to be complacent about the underlying fundamentals for stocks. The perception of the strength of the bull market may have been somewhat overblown. Over the last three months, a number of stocks have swooned in response to early earnings warnings, threats from the Justice Department and the latent impact of south-east Asia's financial malaise. Even so, the Federal Reserve Chairman was rationally exuberant over the U.S. economy and maintained interest rates at current levels. Given a negligible inflation rate, a robust economy and level interest rates, the overhang on the market was the weakening yen and the mounting financial woes in the Far East. That was the case until the U.S. Treasury opened its purse to support the Japanese currency. This added life to an otherwise unstable market.

      With the market fibrillating, it is essential to focus on fundamentals. We are now into the fifth year of "The Third Wave of Takeovers". Each year, the pace of deals has accelerated. Within our universe of companies, we benefited from cross-border transactions, as with Ahold's pending acquisition of Giant Food. We also benefited from companies that are rationalizing and monetizing operations, such as Viacom's sale of Simon & Schuster to Pearson.

      For the balance of the year, the overall market will continue to be volatile. Our focus on fundamentals should guide us to discover new gems. For example, the notion of speed - electronic commerce - led us to Cablevision and Readers Digest. AT&T's proposed purchase of Tele-Communications, Inc. underscores the virtues of these investments. Indeed, "dial tone to Webtone" will be the mantra recited by global telephony in the months ahead.

This is Not Your Grandfather's Bond Market

      The days of simple coupon clipping in the bond market are long gone. Bonds now react instantly and often dramatically to any change in the outlook for inflation. While stock market investors worry over the impact of Asian economic weakness on corporate earnings, bond investors focus on the very positive implications Asia's problems have on domestic and global inflation.

      Like stocks, bonds have also benefited from favorable supply and demand factors. Due to a declining federal budget deficit and the prospect for the first budget surplus in a generation, bellwether U.S. Treasury Bond issuance declined substantially at a time when concern over equity valuations in general and the intensifying Asian flu made bonds look more appealing for many investors.

      Interestingly, even with the 30 Year Treasury Bond yield near historic lows, bonds still offer attractive "real rates of return"--the spread between bond yields and inflation. This would infer that if inflation stays at current levels, bond yields could trend down even further.

Convertible Securities: Having Your Cake and Eating it Too!

      Despite losing momentum this quarter, equity valuations remain heady. Bonds have performed very well and consequently, yields are way down. What's an investor to do? We suggest looking at convertible securities. They offer downside protection should the stock market really correct and yields that have become more competitive relative to straight bonds. Should the stock market once again confound the consensus by regaining momentum, convertibles will share in the upside. Convertible securities have never been a wildly popular asset class. However, in view of the current situation--high equity valuations and low bond yields--convertibles have become particularly attractive.

Corporate Governance

      The Gabelli Convertible Securities Fund continues to consider actions that may reduce or eliminate the market discount of its shares. How do we accomplish this? There are several factors that historically have worked to narrow the discounts of closed-end funds. These include stock repurchase programs and distribution policies, both of which we have instituted.

Stock Repurchase Plan - Q & A

Q:  What is a stock repurchase plan?

      A stock repurchase plan allows a company to buy back its own shares in the open market (in our case, the New York Stock Exchange). This reduces the total number of shares outstanding and increases the earnings per share.

Q:  When did the Convertible Securities Fund implement a stock repurchase plan?

      At a special meeting of the Board of Directors on October 27, 1997, the Board authorized the repurchase of up to 250,000 shares of the Convertible Securities Fund's outstanding shares. We were the first company on the New York Stock Exchange to announce a stock repurchase program on this date when the market declined 554.26 points, or 7.2%.

      The Convertible Securities Fund may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through June 30, 1998, 170,800 shares were repurchased in the open market.

      Similarly, an affiliated closed-end fund, The Gabelli Equity Trust, was the first company on the New York Stock Exchange to implement a stock buyback program on October 19, 1987, after the market crash. At the time, the Equity Trust was trading at a discount to net asset value and represented an excellent value for the Trust to acquire its own shares. This stock repurchase plan resulted in the purchase of 800,000 shares in the open market from 1987 to 1988.

Q:  What is the benefit of a stock repurchase plan?

      When the Convertible Securities Fund purchases its own shares at a discount to NAV, the Fund realizes a benefit equal to the difference between the net asset value and the purchase price. This benefit is credited to the net assets of the remaining shares, thus boosting the NAV. The larger the discount, the greater the benefit on the NAV.

      The market price is determined by supply and demand factors. If there are more sellers than buyers the price will decline until buyers enter the market to establish a sales price. A stock repurchase program increases demand for the Convertible Securities Fund's shares in the open market. This provides a willing buyer of fund shares which offsets, at least in part, sales of fund shares.

Distribution Policy - Q & A

Q:  What is a distribution policy?

      A fund with a distribution policy is a fund which establishes a fixed payment each year to its shareholders as a percentage of net assets or a specific dollar amount. For example, a fund with a 10% distribution policy will pay out 10% of its average net assets every year, either on an annual, semi-annual or quarterly basis.

Q:  What is the benefit of a distribution policy?

      Investors usually favor funds that offer a constant stream of cash, or a predictable yield. Thus, there is more demand for funds with a distribution policy and historically they trade at a more narrow discount than funds without a distribution policy.

Q: Why did the Convertible Securities Fund institute an 8% annual distribution policy? What are the "mechanics?"

      In order to accelerate our effort to drive the current discount to a premium, the Convertible Securities Fund, at a meeting of the Board of Directors on May 13, 1998, instituted an 8% annual distribution policy. This distribution policy is similar in structure to the Gabelli Equity Trust, which has employed a 10% annual distribution policy since August of 1988.

      To illustrate, the Gabelli Equity Trust currently pays out 10% of its average net asset value per share. The Fund's normal policy is to make quarterly distributions of $0.27 per share at the end of each of the first three calendar quarters of each year. The Fund's distribution in December for each calendar year is an adjusting distribution. The amount is equal to the greater of 10% of the average of the net asset value per share of the Fund as of the last day of the four preceding calendar quarters or the minimum distribution requirements of the Internal Revenue Code.

      In the case of the Gabelli Convertible Securities Fund, the Fund will pay out a minimum annual distribution of 8% of the net asset value. The method is to pay $0.20 per share in each of the first three quarters of the year and a distribution in the fourth quarter of a sufficient amount to pay 8% of the average net assets of the Fund or to satisfy the minimum distribution requirements of the Internal Revenue Code. The Fund recently distributed $0.20 per share on June 26, 1998 in line with this 8% annual distribution policy.

Preferred Stock - An Investment For The Future

      On May 16, 1997, the Fund successfully completed its offering of cumulative preferred stock which was rated 'AAA' by Standard and Poor's. The Fund issued 1,200,000 Preferred Shares at $25 with an annual dividend rate of $2.00 per share paying quarterly. The Preferred Shares are trading on the New York Stock Exchange under the symbol "GCV Pr" and closed at $27.5625 on June 30, 1998. We thought we would answer some questions about preferred stock.

Q:  What is Preferred Stock?

      Preferred stock is a form of equity investment which has certain rights that differ from those of common stock. In our case, the preferred stock was issued at $25 per share with a fixed dividend rate of $2.00. The Fund is obligated to pay this dividend to the Preferred Shareholders before any dividends are paid to the holders of common shares. Thereafter, any return earned in excess of this dividend rate would work to benefit the Common Shareholders.

Q:  How would Preferred Shares benefit Common Shareholders?

      Through June 30, 1998, the Convertible Securities Fund has earned a 10.3% average annual return. The only obligation that the Fund has to the Preferred Shareholders is to pay the stated dividend rate. Given the current market environment, we considered this to be an ideal opportunity to take advantage of relatively low long-term interest rates and to earn an excess return for our Common Shareholders consistent with our conservative investment approach. Any return earned in excess of the stated dividend rate, which is less than the
Fund's average annual return, would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholders in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our investment objectives, the Preferred Share issuance offers what we believe is a conservative method of adding wealth for our Common Shareholders.

      Furthermore, Common Shareholders stand to receive certain tax benefits as a result of the Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders are not required to the extent they would be if the Preferred Shares were not outstanding. Common Shareholders thus avoid having to pay taxes on that portion of taxable income that previously would have been distributed to them. By deferring these taxable distributions and taxes associated therewith, the net asset value of the common shares are likely to grow at a faster rate.

Q:  Why did the Fund consider Preferred Shares?

      Long-term interest rates were at relatively low levels. The dividend rate that the Fund is required to pay on the Preferred Shares was related to long-term rates. In this environment, we had a great opportunity to create value by earning a return in excess of the Preferred's dividend rate over the long term. Therefore, we believe this represented an opportunistic time for the Fund to take advantage of these low rates.

Q:  Will Gabelli Funds, Inc. be paid a management fee on the Preferred Capital?

      With the completion of the preferred offering, the Adviser has agreed to waive the management fee on the incremental assets if the net asset value total return on the Fund does not exceed the stated dividend rate on the Preferred Shares.

Q:  What were the offering costs involved with the Preferred Shares?

      Consistent with our conservative approach, the Fund issued the Preferred Shares in a cost efficient manner at less than $0.18 per share. This modest investment provided the underpinnings for successful returns in the future and incrementally boosted the Fund's twelve month returns to 13.6% with the preferred offering versus 10.7% had the Preferred Shares not been issued. Stated differently, shareholders have received approximately 3% in incremental returns since the Preferred Shares were issued.

Let's Talk Converts

      The following are specifics on selected holdings of our Fund. Favorable EBITDA prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time.

      AirTouch Communications Inc. (6.00%, Cv. Pfd., Cl. B; 4.25%, Cv. Pfd., Cl.
C) is the world's largest multinational company focused on wireless communications. The company offers a full range of wireless services: cellular, paging and personal communications services (PCS). In the future, AirTouch will offer global satellite communications. AirTouch has over 11 million worldwide wireless subscribers. 1997 earnings, before acquisitions, almost doubled those in 1996. Cash flow should grow by about 25% in 1998. The company has completed the acquisition of the U.S. cellular and PCS interests of US West Media Group in a deal valued at almost $6 billion.

      Chock Full o'Nuts Corp. (Sub. Deb. Cv., 8.00%,  9/15/06;  7.00%,  4/01/12)
roasts, packages and distributes regular, instant and specialty coffees and teas. The company also has a growing institutional distribution business that supplies coffee and food products to restaurants and businesses. Chock Full o'Nuts is developing a chain of retail drive-through coffee outlets called Quikava. Both the 8% convertible bonds, due in 2006, and the 7% convertible bonds, due in 2012, offer investors an attractive way to participate in Chock Full o'Nuts' future.

      Citizens Utilities Co. (5.00% Cv. Pfd.) is a telecommunications services and utilities company. On the telecommunications side, Citizens is the eighth largest non-Bell telephone service provider in the United States. On the utility side, the company provides natural gas transmission and distribution services to 446,000 residential, commercial and industrial customers in Arizona, Colorado, Hawaii and Louisiana. Management has announced a corporate restructuring plan which would split the company into two stand-alone, publicly-traded companies: the telecommunications businesses and the public services/utility unit. This restructuring will be facilitated by the $215 million in cash the company will receive from its 16% stake in Centennial Cellular Corp. (CYCL - $37.3125 - Nasdaq) when Centennial's planned sale to Welsh, Carson, Anderson & Stowe is concluded.

      Fieldcrest Cannon Inc. (Sub. Deb. Cv., 6.00%, 03/15/12) is a well-known manufacturer of household textile products, including sheets, pillow cases, towels, bedspreads and blankets. Management has undertaken several restructuring steps which are anticipated to result in significant increases in operating margins and net income. We believe stable cotton prices, higher mill activity, lower interest expenses and an improving economic environment will sustain Fieldcrest's earnings recovery. Pillowtex (PTX - $40.125 - NYSE) acquired Fieldcrest Cannon for cash and stock valued at roughly $400 million. Pillowtex makes bedding products under a number of private label and brand names including Ralph Lauren and Disney, so the amalgamation expands Pillowtex's product line from the bedroom to the bathroom.

      Sequa Corp. ($5.00 Cv. Pfd.) is an aerospace, chemical, machinery and automotive product company. Its diversified businesses range from overhauling jet engines to manufacturing specialty chemicals. The Chromalloy division, the company's crown jewel which generates over $800 million in revenues, is a leader in the repair, replacement and overhaul of gas turbine engines. Sequa recently signed a letter of intent to buy Reynold's Metals' can-machinery business. Sequa also has acquired an 8.6% stake in Material Sciences Corp. (MSC - $11.625 -
NYSE), a provider of specialty coatings for steel and plastics.

      Sprint Corp.  ($1.50 Cv. Pfd., Ser. 1; $1.50 Cv. Pfd., Ser. 2; 8.25%,  Cv.
Pfd.) is the third largest long distance carrier and the second largest independent local telephone company in the U.S. Sprint has positioned itself globally through a joint venture called GlobalOne. Its joint venture partners, France Telecom and Deutsche Telekom, also have a direct 20% stake in Sprint. The company has a promising national personal communications services (PCS) and wireless joint venture with three major cable operators: Tele-Communications Inc., Comcast and Cox Communications. FON faces risks from prospective new entrants in its long distance business which may be offset by the PCS venture and its own pursuit of the $100 billion local telephone market.

      Thomas Nelson Inc. (Sub. Deb. Cv., 5.75%, 11/30/99) publishes Bibles and inspirational books and produces specialty gift items, all designed to appeal to the growing Christian and family-oriented lifestyle segments of our nation's population.

Shareholder Meeting - May 11, 1998 - Final Results

      The  Annual  Meeting  of  Shareholders  was  held on May  11,  1998 at the
Greenwich Library in Greenwich, Connecticut. At that meeting, Common and Preferred Shareholders elected Mario J. Gabelli and Karl Otto Pohl as Directors of the Convertible Securities Fund. A total of 6,766,085 votes and 6,737,191 votes were cast in favor of each Director and 67,546 votes and 96,440 votes were withheld for each Director, respectively. Preferred Shareholders, voting as a separate class, elected Felix J. Christiana and Anthony J. Colavita as Directors of the Preferred Shares of the Convertible Securities Fund. A total of 1,132,095 votes and 1,133,495 votes were cast in favor of each Director and 8,129 votes and 6,729 votes were withheld for each Director, respectively.

      E. Val Cerutti, Dugald A. Fletcher, Anthony R. Pustorino, Anthonie C. van Ekris and Salvatore J. Zizza continue to serve in their capacities as Directors of the Convertible Securities Fund.

      In addition, Common and Preferred Shareholders elected PricewaterhouseCoopers LLP as the independent accountants for the Convertible Securities Fund for the year ending December 31, 1998. 6,746,540 votes were cast in favor of the approval of this proposal, 35,485 votes were cast against the proposal and 51,605 votes abstained.

      We thank you for your participation and appreciate your continued support.

Dividends

      The Fund recently distributed a dividend of $0.20 per share to Common Shareholders on June 26, 1998. For the twelve months ended June 30, 1998, the Fund distributed a total of $1.12 per share to Common Shareholders. Our Preferred Shareholders were paid a dividend of $0.50 per share on June 26, 1998. For the year ended June 30, 1998, the Preferred Shareholders received a total distribution of $2.2278 per share. This includes an initial distribution on September 26, 1997, of $0.7278 per share which represented the accrual period from May 16, 1997 through September 26, 1997. The next quarterly dividend of $0.50 per share for the Preferred Shareholders will be paid on September 28, 1998.

No Commission Purchases

      When the Convertible Securities Fund converted to closed-end status on March 31, 1995, we offered shareholders the opportunity to sell their shares at no commission for up to two years. On March 31, 1997, this ability to sell your convertible shares at no commission expired. However, we have extended for another year our offer to shareholders to buy shares through our Voluntary Cash Purchase Plan at no commission. This Plan is available every month. Please see the details of this Plan at the end of this report.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

In Conclusion

      In the second quarter of 1998, convertible securities demonstrated their resilience in the face of a brief, but sharp, equity down draft and enjoyed the tailwind from a rising bond market. Looking ahead, with stocks likely to be restrained as investors ponder the impact of Asia on corporate earnings and long bond yields near historical lows, we believe convertible securities are particularly attractive.

Sincerely,

                                         /s/ Mario J. Gabelli
                                         -------------------------------------
                                         Mario J. Gabelli
                                         President and
                                         Chief Investment Officer

August 1, 1998

--------------------------------------------------------------------------------

                          Top Ten Convertible Holdings
                                 June 30, 1998

Sprint ($1.50 Cv. Pfd., Ser. 1; $1.50 Cv. Pfd., Ser. 2; 8.25%, Cv. Pfd.)
AirTouch Communications (6.00%, Cv. Pfd., Cl. B; 4.25%, Cv. Pfd., Cl. C) Fieldcrest Cannon Inc. (Sub. Deb. Cv., 6.00%, 03/15/12)
Citizens Utilities (5.00% Cv. Pfd.)
Sequa Corporation ($5.00 Cv. Pfd.)
Thomas Nelson Inc. (Sub. Deb. Cv., 5.75%, 11/30/99)
WHX Corp. (Cv. Pfd. Ser. A, Cv. Pfd. Ser. B)
Atlantic Richfield ($2.80 Cv. Pfd.)
Chock Full o'Nuts Corp.  (Sub. Deb. Cv., 8.00%, 9/15/06; 7.00%, 04/01/12)
Sealed Air Corp. ($2.00 Cv. Pfd. Ser. A)

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Convertible Securities Fund, Inc.
Portfolio of Investments -- June 30, 1998 (Unaudited)
================================================================================

Principal                                                            Market
 Amount                                               Cost           Value
---------                                             ----           ------
             CONVERTIBLE CORPORATE BONDS -- 17.24%

             Automotive: Parts and Accessories -- 0.25%
$  500,000   Exide Corp. Sub. Deb. Cv
               2.90%, 12/15/05 (a). ............... $   331,605     $   311,250
                                                    -----------     -----------

             Aviation: Parts and Services -- 0.80%
   966,000   Kaman Corp. Sub. Deb. Cv.
               6.00%, 03/15/12.....................     888,901         975,660
                                                    -----------     -----------

             Building and Construction -- 0.02%
    10,000   Holderbank Financiere Glarus AG
               Sub. Deb. Cv.
               4.50%, 08/11/08.....................      11,978          23,175
                                                    -----------     -----------
             Business Services -- 0.85%
   900,000   BBN Corp. Sub. Deb. Cv.
               6.00%, 04/01/12 ....................     879,268         832,500
   850,000   Builders Transport Inc.
               Sub. Deb. Cv.
               6.50%, 05/01/11  ...................     359,891         212,500
                                                    -----------     -----------
                                                      1,239,159       1,045,000
                                                    -----------     -----------
             Cable -- 0.66%
             Rogers Communications Inc.
               Sub. Deb. Cv.
   200,000     2.00%, 11/26/05.....................     121,400         125,000
 1,000,000     7.50%, 09/01/99.....................     688,088         678,321
                                                    -----------     -----------
                                                        809,488         803,321
                                                    -----------     -----------
             Consumer Products -- 2.97%
 3,500,000   Fieldcrest Cannon Inc.
               Sub. Deb. Cv.
               6.00%, 03/15/12.....................   2,506,185       3,005,625
   750,000   Standard Commercial Corp.
               Sub. Deb. Cv.
               7.25%, 03/31/07 ....................     604,923         629,063
                                                    -----------     -----------
                                                      3,111,108       3,634,688
                                                    -----------     -----------
             Consumer Services -- 0.01%
    10,000   Odgen Corp. Sub. Deb. Cv.
               6.00%, 06/01/02  ...................      10,282          10,050
                                                    -----------     -----------
             Electronic Equipment -- 0.33%
   390,000   Trans-Lux Corp.
               Sub. Deb. Cv.
               7.50%, 12/01/06 ....................     390,000         406,088
                                                    -----------     -----------
             Energy -- 1.80%
 1,100,000   Moran Energy Inc.
               Sub. Deb. Cv.
               8.75%, 01/15/08.....................     757,843       1,043,243
   580,000   Pennzoil Co. Sub. Deb. Cv.
               6.50%, 01/15/03.....................     580,000       1,162,175
                                                    -----------     -----------
                                                      1,337,843       2,205,418
                                                    -----------     -----------

             Entertainment -- 0.74%
   200,000   Kushner-Locke Co.
               Sub. Deb. Cv.
               8.00%, 12/15/00 (b) ................     156,155         120,000
   800,000   Savoy Pictures
               Entertainment Inc.
               Sub. Deb. Cv.
               7.00%, 07/01/03 ....................     736,372         781,000
                                                    -----------     -----------
                                                        892,527         901,000
                                                    -----------     -----------
             Equipment and Supplies -- 1.92%
 1,285,000   Intermagnetics General Corp.
               Sub. Deb. Cv.
               5.75%, 09/15/03 (a) ................   1,255,557       1,150,075
 1,136,000   Kollmorgen Corp.
               Sub. Deb. Cv.
               8.75%, 05/01/09.....................     881,663       1,170,080
    20,000   Robbins & Myers Inc.
               Sub. Deb. Cv.
               6.50%, 09/01/03.....................      26,291          25,400
                                                    -----------     -----------
                                                      2,163,511       2,345,555
                                                    -----------     -----------
             Food and Beverage -- 1.66%
             Boston Chicken Inc.
               Sub. Deb. Cv.
   310,000      4.50%, 02/01/04 ...................     208,209          50,763
    50,000      7.75%, 05/01/04....................      32,949           8,313
   100,000   Chiquita Brands
               International Inc. Cv.
               7.00%, 3/28/01 .....................      95,752          95,000
             Chock Full o' Nuts Corp.
               Sub. Deb. Cv.
 1,000,000     7.00%, 04/01/12.....................     764,646         985,000
   883,000     8.00%, 09/15/06.....................     873,866         894,038
                                                    -----------     -----------
                                                      1,975,422       2,033,114
                                                    -----------     -----------
             Health Care -- 0.54%
   750,000   Ivax Corp. Deb. Cv.
               6.50%, 11/15/01.....................     655,297         660,938
                                                    -----------     -----------
             Hotels and Gaming -- 0.60%
   700,000   Hilton Hotels Corp.
               Sub. Deb. Cv.
               5.00%, 05/15/06.....................     700,000         738,500
                                                    -----------     -----------

                See accompanying notes to financial statements.

The Gabelli Convertible Securities Fund, Inc.
Portfolio of Investments (Continued) -- June 30, 1998 (Unaudited)
================================================================================

   Principal                                                          Market
    Amount                                             Cost           Value
   ---------                                           ----           ------
             Metals and Mining -- 0.27%
$  450,000   Coeur d'Alene Mines Corp.
               Sub. Deb. Cv.
               6.00%, 06/10/02 .................... $   421,631     $   335,250
                                                    -----------     -----------
             Paper and Forest Products -- 0.19%
   200,000   Riverwood International Corp.
               Sub. Deb. Cv.
               6.75%, 09/15/03.....................     199,725         230,890
                                                    -----------     -----------
             Publishing -- 2.79%
   700,000   News America Holdings Inc.
               Sub. Deb. Cv.
               Zero Cpn., 03/31/02 ................     526,394         971,688
 2,350,000   Thomas Nelson Inc.
               Sub. Deb. Cv.
               5.75%, 11/30/99 (a) ................   2,347,900       2,341,188
    50,000(c)United News & Media plc
               Sub. Deb. Cv.
               6.125%, 12/03/03 ...................      86,975         100,527
                                                    -----------     -----------
                                                      2,961,269       3,413,403
                                                    -----------     -----------
             Real Estate and Development -- 0.08%
   125,000   Rockefeller Center Properties Inc.
               Sub. Deb. Cv.
               Zero Cpn., 12/31/00 ................      92,420          98,125
                                                    -----------     -----------
             Retail -- 0.24%
    50,000   Costco Companies Inc.
               Sub. Deb. Cv.
               Zero Cpn., 08/19/17 ................      34,563          38,313
   146,000   Farah U.S.A. Inc.
               Sub. Deb. Cv.
               8.50%, 02/01/04.....................     133,953         116,800
   160,000   JumboSports Inc.
               Sub. Deb. Cv.
               4.25%, 11/01/00 ....................     132,275          49,400
   100,000   Nine West Group Inc.
               Sub. Deb. Cv.
               5.50%, 07/15/03 (a) ................      82,223          83,250
                                                    -----------     -----------
                                                        383,014         287,763
                                                    -----------     -----------
             Telecommunications -- 0.10%
             Amnex Inc. Sub. Deb. Cv.
    10,000     8.50%, 09/25/02 ....................       7,218           7,900
    50,000     8.50%, 09/25/02 (a) ................      50,000          39,500
    50,000   Telefonica Europe BV
               Sub. Deb. Cv.
               2.00%, 07/15/02 (a) ................      50,000          75,875
                                                    -----------     -----------
                                                        107,218         123,275
                                                    -----------     -----------
             Transportation -- 0.42%
   460,000   Greyhound Lines Inc.
               Sub. Deb. Cv.
               8.50%, 03/31/07.....................     287,606         490,475
   150,000   WorldCorp Inc.
               Sub. Deb. Cv.
               7.00%, 05/15/04.....................     150,000          26,625
                                                    -----------     -----------
                                                        437,606         517,100
                                                    -----------     -----------
             TOTAL CONVERTIBLE
             CORPORATE BONDS  .....................  19,120,004      21,099,563
                                                    -----------     -----------

             CONVERTIBLE PREFERRED STOCKS -- 21.36%
    Shares
    ------   Aviation: Parts and Services -- 0.38%
    10,000   Coltec Capital Trust
               5.25% Cv. Pfd. (a) .................     500,000         465,000
                                                    -----------     -----------
             Broadcasting -- 0.44%
     9,000   Granite Broadcasting Corp.
               $1.938 Cv. Pfd......................     508,995         542,250
                                                    -----------     -----------
             Cable -- 1.50%
     4,000   Cablevision Systems Corp.
               8.50% Cv. Pfd. Ser. 1 ..............      97,463         255,750
    17,500   MediaOne Group
               4.50% Cv. Pfd. Ser. D ..............     866,560       1,573,906
                                                    -----------     -----------
                                                        964,023       1,829,656
                                                    -----------     -----------
             Consumer Services -- 0.16%
     4,000   Cendant Corp.
               1.30% Cv. Pfd.......................     130,888         115,750
     4,000   Loewen Group Inc.
               6.00% Cv. Pfd. Ser C. ..............      81,407          79,563
                                                    -----------     -----------
                                                        212,295         195,313
                                                    -----------     -----------
             Diversified Industrial -- 0.24%
     1,300   GATX Corp.
               $2.50 Cv. Pfd.......................     116,515         291,200
                                                    -----------     -----------
             Energy -- 1.87%
     6,000   Atlantic Richfield Co.
               $2.80 Cv. Pfd.......................   1,600,963       2,232,000
     1,500   McDermott International Inc.
               $2.20 Cv. Pfd. A.. .................      43,738          53,250
                                                    -----------     -----------
                                                      1,644,701       2,285,250
                                                    -----------     -----------
             Entertainment -- 0.11%
     2,500   Metromedia International
               Group Inc.
               7.25% Cv. Pfd.......................     122,650         128,750
                                                    -----------     -----------

                See accompanying notes to financial statements.

The Gabelli Convertible Securities Fund, Inc.
Portfolio of Investments (Continued) -- June 30, 1998 (Unaudited)
================================================================================

                                                                      Market
    Shares                                             Cost           Value
   ---------                                           ----           ------

             Equipment and Supplies -- 1.96%
    24,000   Sequa Corp.
               $5.00 Cv. Pfd..... ................. $ 1,832,242     $ 2,400,000
                                                    -----------     -----------

             Financial Services -- 1.04%
    10,500   American Bankers Insurance
               $3.125 Cv. Pfd. Ser. B .............   1,356,081       1,274,438
                                                    -----------     -----------
             Iron/Steel -- 1.87% WHX Corp.
    29,000     Cv. Pfd. Ser. A... .................   1,459,538       1,406,500
    20,000     Cv. Pfd. Ser. B... .................     909,725         880,000
                                                    -----------     -----------
                                                      2,369,263       2,286,500
                                                    -----------     -----------
             Paper and Forest Products -- 1.30%
    38,000   Sealed Air Corp.
               $2.00 Cv. Pfd. Ser. A ..............   1,731,767       1,596,000
                                                    -----------     -----------
             Publishing -- 0.17%
             Golden Books Family
               Entertainment Inc.
     1,000     8.75% Cv. Pfd.......................      24,000          22,000
     6,000     8.75% Cv. Pfd. (a) .................     300,000         132,000
     2,000   Reader's Digest
               $1.034 Cv. Pfd......................      53,475          51,500
                                                    -----------     -----------
                                                        377,475         205,500
                                                    -----------     -----------
             Telecommunications -- 7.85%
    63,500   Citizens Utilities Co.
               5.00% Cv. Pfd.......................   3,073,949       3,000,375
     1,000   Philippine Long Distance
               $3.50 Cv. Pfd. Ser. III ............      51,269          46,000
             Sprint Corp.
     3,000     $1.50 Cv. Pfd. Ser. 1 ..............     301,100         660,000
     2,200     $1.50 Cv. Pfd. Ser. 2 ..............     187,510         502,700
    82,500     8.25% Cv. Pfd.......................   3,101,119       4,769,531
     4,000   TCI Communications Inc.
               $2.125 Cv. Pfd. Ser. A .............     177,465         323,000
     1,500   TCI Pacific
               Communications Inc.
               5.00% Cv. Pfd.......................     134,838         316,430
                                                    -----------     -----------
                                                      7,027,250       9,618,036
                                                    -----------     -----------
             Wireless Communications -- 2.47%
             AirTouch Communications Inc.
    12,000     4.25% Cv. Pfd. Cl. C ...............     560,930         990,000
    42,000     6.00% Cv. Pfd. Cl. B ...............   1,202,662       2,026,500
                                                    -----------     -----------
                                                      1,763,592       3,016,500
                                                    -----------     -----------
             TOTAL CONVERTIBLE
             PREFERRED STOCKS .....................  20,526,849      26,134,393
                                                    -----------     -----------
             COMMON STOCKS -- 18.56%

             Agriculture -- 3.09%
    40,000   Dekalb Genetics Corp. ................   3,771,460       3,785,000
                                                    -----------     -----------

             Aviation: Parts and Services -- 0.28%
    18,000   Kaman Corp............................     181,321         342,563
                                                    -----------     -----------
             Business Services -- 2.56%
   100,000   Transaction Systems
               Architects Inc. ....................   3,086,250       3,137,500
                                                    -----------     -----------
             Diversified Industrial -- 1.08%
    30,000   GATX Corp.............................     630,218       1,316,250
                                                    -----------     -----------
             Energy -- 1.19%
     2,000   Central Hudson Gas
               and Electric Corp. .................      86,913          91,750
    25,000   Orange & Rockland
               Utilities...........................   1,338,815       1,342,188
     2,000   Santa Fe Energy
               Resources Inc.+.....................      14,959          21,500
                                                    -----------     -----------
                                                      1,440,687       1,455,438
                                                    -----------     -----------
             Entertainment -- 1.71%
    25,000   BET Holdings Inc.+....................   1,488,023       1,573,438
     3,000   Time Warner Inc.......................     181,458         256,313
    10,000   USA Networks Inc......................     220,317         251,250
                                                    -----------     -----------
                                                      1,889,798       2,081,001
                                                    -----------     -----------
             Equipment and Supplies -- 0.26%
    50,000   Fedders Corp. Cl. A. .................     310,916         318,750
                                                    -----------     -----------
             Financial Services -- 2.79%
    30,000   Allied Group Inc......................   1,398,109       1,404,375
    27,000   American Bankers
               Insurance Group.....................   1,761,713       1,623,375
    12,000   Argonaut Group Inc. ..................     418,245         379,500
       269   First Union Corp. ....................      14,619          15,678
                                                    -----------     -----------
                                                      3,592,686       3,422,928
                                                    -----------     -----------
             Health Care -- 0.83%
    15,000   Genentech Inc.+..... .................     719,239       1,018,125
                                                    -----------     -----------
             Retail -- 4.77%
    45,000   Food Lion Inc. Cl. A .................     361,381         478,125
    69,400   Giant Food Inc. Cl. A ................   2,976,079       2,988,531
    30,000   Mercantile Stores Co. ................   2,365,023       2,368,125
                                                    -----------     -----------
                                                      5,702,483       5,834,781
                                                    -----------     -----------
             TOTAL COMMON
             STOCKS ...............................  21,325,058      22,712,336
                                                    -----------     -----------

                See accompanying notes to financial statements.

The Gabelli Convertible Securities Fund, Inc.
Portfolio of Investments (Continued) -- June 30, 1998 (Unaudited)
================================================================================

   Principal                                                          Market
    Amount                                             Cost           Value
   ---------                                           ----           ------

             CORPORATE BONDS -- 0.08%
             Entertainment -- 0.08%
$  100,000   Viacom Inc.
               8.00%, 07/07/06.....................$     99,531     $   103,500
                                                   ------------     -----------

             U.S. GOVERNMENT OBLIGATIONS -- 44.77%
55,060,000   U.S. Treasury Bills,
               4.81% to 5.12%, ++
               Due 08/06/98
               to 09/17/98  .......................  54,776,043      54,776,043
                                                   ------------     -----------

TOTAL INVESTMENTS -- 102.01%  .....................$115,847,485    $124,825,835
                                                   ============
OTHER ASSETS, LIABILITIES AND
  LIQUIDATION VALUE OF CUMULATIVE
  PREFERRED STOCK-- (26.52%) ......................                 (32,454,571)
                                                                   ------------
NET ASSETS -- COMMON STOCK -- 75.48%
  (7,922,145 common
  shares outstanding)..............................                  92,371,264
                                                                   ------------
NET ASSETS -- CUMULATIVE
  PREFERRED STOCK -- 24.52%
  (1,200,000 preferred
  shares outstanding)..............................                  30,000,000
                                                                   ------------
TOTAL NET ASSETS -- 100%............................                $122,371,264
                                                                   ============

NET ASSET VALUE PER COMMON SHARE
  ($92,371,264 / 7,922,145
  shares outstanding)..............................                      $11.66
                                                                         ======
-----------
For Federal tax purposes:

Aggregate Cost ..................                                  $115,847,485
                                                                   ============
Gross unrealized appreciation....                                  $ 10,624,795
Gross unrealized  depreciation...                                    (1,646,445)
                                                                   ------------
Net unrealized appreciation......                                  $  8,978,350
                                                                   ============
----------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the market value of rule 144A securities amounted to $4,598,138 or 3.76% of net assets.
(b) Security fair valued as determined by the Board of Directors. (c) Principal amount denoted in British Pounds.
+     Non-income producing security.
++    Yields represent the effective yield to maturity on the date of purchase.

                See accompanying notes to financial statements.

                  The Gabelli Convertible Securities Fund, Inc.

Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
================================================================================
Assets:
  Investments, at value
    (Cost $115,847,485) ..................................        $ 124,825,835
  Foreign currency, at value
    (Cost $112,054) ......................................              113,214
  Receivable for investments sold ........................              302,879
  Dividends and interest receivable ......................              478,627
                                                                  -------------
    Total Assets .........................................          125,720,555
                                                                  -------------
Liabilities:
  Payable for investments purchased ......................            2,337,021
  Payable for dividends ..................................               26,087
  Payable for investment advisory fees ...................               76,716
  Payable to custodian ...................................              868,766
  Other accrued expenses .................................               40,701
                                                                  -------------
    Total Liabilities ....................................            3,349,291
                                                                  -------------
    Net Assets ...........................................        $ 122,371,264
                                                                  =============
  Net Asset Value per Common Share
  ($92,371,264/7,922,145 shares issued
  and outstanding; 100,000,000 shares
  authorized of $0.001 par value) ........................        $       11.66
                                                                  =============
Net Assets Consist of:
  Cumulative Preferred Stock (8.00%,
    $25 liquidation value, $0.001 par
    value, 2,000,000 shares authorized,
    1,200,000 shares issued and
    outstanding) redemption value ........................        $  30,000,000
  Capital stock, at par value ............................                7,922
  Additional paid-in capital .............................           82,132,838
  Accumulated distributions in excess of
    net investment income ................................             (152,426)
  Accumulated undistributed net realized
    gain on investments ..................................            1,404,555
  Net unrealized appreciation on
    investments and foreign currency
    transactions .........................................            8,978,375
                                                                  -------------
    Total Net Assets .....................................        $ 122,371,264
                                                                  =============

Statement of Operations
For the Six Months Ended June 30, 1998 (Unaudited)
================================================================================
Income:
  Dividends ................................................        $   471,519
  Interest .................................................          2,631,918
                                                                    -----------
    Total Investment Income ................................          3,103,437
                                                                    -----------
Expenses:
  Investment advisory fees .................................            469,298
  Shareholder services fees ................................             50,966
  Shareholder report expenses ..............................             49,988
  Directors' fees ..........................................             34,769
  Miscellaneous expenses ...................................             55,840
                                                                    -----------
    Total Expenses .........................................            660,861
                                                                    -----------
    Net Investment Income ..................................          2,442,576
                                                                    -----------
Net Realized and Unrealized
  Gain on Investments:
  Net realized gain on investments and
    foreign currency transactions ..........................          3,438,096
  Net change in unrealized depreciation on
    investments, futures contracts and
    foreign currency transactions ..........................           (270,909)
                                                                    -----------
  Net realized and unrealized gain
    on investments .........................................          3,167,187
                                                                    -----------
  Net increase in net assets resulting
    from operations ........................................        $ 5,609,763
                                                                    ===========

Statement of Changes in Net Assets
================================================================================
                                                   Six Months Ended  Year Ended
                                                     June 30, 1998  December 31,
                                                      (Unaudited)       1997
                                                   ---------------  -----------
Operations:
  Net investment income ..........................  $  2,442,576   $  3,922,377
  Net realized gain on investments and foreign
    currency transactions ........................     3,438,096      5,481,192
  Net realized loss on futures ...................          --          (91,050)
  Net change in unrealized appreciation/
    (depreciation) of investments and foreign
    currency transactions ........................      (270,909)     4,526,049
                                                    ------------   ------------
    Net increase in net assets resulting
      from operations ............................     5,609,763     13,838,568
                                                    ------------   ------------
Distributions to preferred shareholders from:
  Net investment income ..........................      (668,249)      (623,599)
  Net realized gains .............................      (531,751)      (883,043)
                                                    ------------   ------------
    Total distributions ..........................    (1,200,000)    (1,506,642)
                                                    ------------   ------------
Distributions to common shareholders from:
  Net investment income ..........................    (1,774,327)    (3,206,103)
  Net realized gains .............................    (1,411,901)    (4,507,099)
  Distributions in excess of net realized gains ..          --          (29,138)
                                                    ------------   ------------
    Total distributions ..........................    (3,186,228)    (7,742,340)
                                                    ------------   ------------
Capital share transactions - net: ................    (1,234,281)      (459,867)
                                                    ------------   ------------
Net proceeds from the issuance of preferred stock:          --       28,593,000
                                                    ------------   ------------
  Net increase / (decrease) in net assets ........       (10,746)    32,722,719
Net Assets
  Beginning of Period ............................   122,382,010     89,659,291
                                                    ------------   ------------
  End of Period ..................................  $122,371,264   $122,382,010
                                                    ============   ============

                See accompanying notes to financial statements.

                  The Gabelli Convertible Securities Fund, Inc.

                    Notes to Financial Statements (Unaudited)

1. Description. The Gabelli Convertible Securities Fund, Inc. (the "Fund") is a closed-end diversified management investment company whose investment objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Corporation was incorporated in Maryland on December 19, 1988 as an open-end diversified management investment company and commenced operations on July 3, 1989. The Board of Directors, upon approval at a special meeting of shareholders held on February 17, 1995, voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995.

 2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

    Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued as the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid priced obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

    Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

    Forward Foreign Currency Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might

                  The Gabelli Convertible Securities Fund, Inc.

              Notes to Financial Statements (Continued) (Unaudited)

result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At June 30, 1998, the Fund held no forward foreign currency contracts.

    Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 1998, there were no open futures contracts.

    There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

    Short Sales. The Fund is authorized to engage in short-selling, which obligates the Fund to replace the security borrowed by purchasing the security at the current market value sometime in the future. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or U.S. Government securities sufficient to cover its short position on a daily basis. At June 30, 1998, there were no short positions.

    Foreign Currency Translation. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

    Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

    Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of income and gains on various investments securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Distributions to shareholders of Cumulative Preferred Stock are accrued on a daily basis and are determined as described in Note 3.

    For the year ended December 31, 1997, the following reclassifications were made to increase distributions in excess of net investment income for $3,280 and decrease accumulated undistributed net realized gain on investments for $3,280.

    Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

                  The Gabelli Convertible Securities Fund, Inc.

              Notes to Financial Statements (Continued) (Unaudited)

3. Capital. The Articles of Incorporation, dated December 19, 1988, permit the Fund to issue 998,000,000 shares (par value $0.001) of common stock. In addition, the Fund has been authorized to issue up to 2,000,000 shares of Preferred Stock of which 1,200,000 shares has been designated as $0.001 par value 8% Cumulative Preferred Stock. On May 15, 1997, the Fund received proceeds of $28,593,000 (net of offering costs and underwriting discounts of $1,407,000) from the public offering of 1,200,000 shares of Cumulative Preferred Stock. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirement could restrict the Fund's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. The Preferred Stock is callable at the redemption price at the option of the Fund after May 15, 2002. This Cumulative Preferred Stock introduced leverage into the capital structure of the Fund. This leverage tends to magnify both the risks and opportunities to Common Shareholders. At June 30, 1998, the 1,200,000 shares of 8% Cumulative Preferred Stock outstanding accrued dividends in the amount of $26,087. The income received on the Fund's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

    The Fund shall not declare dividends or make other distributions on shares of Common Stock or purchase any such shares if at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

    The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and will vote together with holders of shares of Common Stock as a single class. In addition, the Investment Company Act of 1940 requires that, along with approval of the holders of a majority of any outstanding common shares, approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

    The Adviser has been authorized to repurchase on behalf of the Fund up to 250,000 shares of the Fund in the open market, whenever the shares are trading at a discount to net asset value of ten per cent or more. For the six months ended June 30, 1998, the Fund repurchased 123,100 shares at a cost of $1,287,318 and at an average discount of 11.25%.

4. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

    The Adviser has agreed to reduce the management fee on the incremental net assets attributable to the liquidation value of the Cumulative Preferred Stock if the total net asset value return of the common shares of the Fund, including distributions and the advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. During the 6 months ended June 30, 1998, the Fund has not yet achieved a total return in excess of the stated dividend rate and the management fee reduction was $147,161.

5. Portfolio Securities. Purchases and sales of securities for the six months ended June 30, 1998, other than short-term securities, aggregated $49,355,838 and $45,977,055, respectively.

6. Transactions with Affiliates. During the six months ended June 30, 1998, the Fund paid brokerage commissions of $22,851 to Gabelli & Company, Inc. and its affiliates.

                  The Gabelli Convertible Securities Fund, Inc.
                              Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

                                          Six Months Ended              For the Year Ended December 31,
                                            June 30, 1998   --------------------------------------------------
                                            (Unaudited)     1997       1996        1995       1994        1993
                                            -----------     ----       ----        ----       ----        ----
Operating Performance:
  Net asset value, beginning of year ......   $  11.48    $  11.08    $ 11.01    $ 10.60    $  11.52    $  11.45
                                              --------    --------    -------    -------    --------    --------
  Net investment income ...................       0.30        0.49       0.49       0.53        0.69        0.76
  Net realized and unrealized gain
    (loss) on securities ..................       0.40        1.23       0.31       1.03       (0.71)       0.74
                                              --------    --------    -------    -------    --------    --------
  Total from investment operations ........       0.70        1.72       0.80       1.56       (0.02)       1.50
                                              --------    --------    -------    -------    --------    --------
Increase in net assets from
  capital share transactions ..............       0.03        0.01
                                              --------    --------
Offering expenses charged to
  additional paid-in-capital ..............                  (0.18)
                                                          --------
Distributions:
  Preferred Shares
  Distributions from net investment income       (0.08)      (0.08)        --        --           --          --
  Distributions from net realized gain on
    investments ...........................      (0.07)      (0.11)        --        --           --          --
  Common Shares
  Distributions from net investment income       (0.22)      (0.40)     (0.49)     (0.53)      (0.69)       0.76)
  Distributions from net realized gain on
    investments ...........................      (0.18)      (0.56)     (0.24)     (0.56)      (0.21)      (0.67)
  Distributions in excess of net investment
    income ................................         --          --         --      (0.02)         --          --
  Distributions in excess of net realized
    gains .................................         --          --         --      (0.01)         --          --
  Distributions from paid-in-capital ......         --          --         --      (0.03)         --          --
                                              --------    --------    -------    -------    --------    --------
  Total distributions .....................      (0.55)      (1.15)     (0.73)     (1.15)      (0.90)      (1.43)
                                              --------    --------    -------    -------    --------    --------
  Net asset value end of year .............   $  11.66    $  11.48    $ 11.08    $ 11.01    $  10.60    $  11.52
                                              ========    ========    =======    =======    ========    ========
  Market value, end of period .............   $  10.94    $  10.31    $  9.25    $  0.75          --          --
                                              ========    ========    =======    =======    ========    ========
  Total Net Asset Value Return +(a) .......        5.3%       13.5%       8.4%      15.0%       (0.2)%      13.1%
  Total Investment Return +(b) ............        9.9%       22.2%      (7.3)%     12.3%         --          --
Ratios to average net assets and
  supplemental data:

  Net Assets, end of period (in 000's) ....   $122,371    $122,382    $89,659    $89,137    $112,090    $108,674
  Net Assets attributable to common shares,
    end of period (in 000's) ..............   $ 92,371    $ 92,382
  Ratio of net investment income to
    average net assets ....................       5.22%*      4.23%      4.33%      4.60%       4.77%       4.58%
  Ratio of operating expenses to average
    net assets attributable to common
    stock (c) (d) .........................       1.41%*      1.68%      1.45%      1.56%       1.31%       1.38%
  Portfolio Turnover Rate .................         78%        243%       114%       140%         67%         45%
  Preferred Stock:
  Total shares outstanding (in 000's) .....      1,200       1,200         --         --          --          --
  Asset coverage per share ................        407%        408%        --         --          --          --
  Liquidation preference per share ........   $  25.00    $  25.00         --         --          --          --
  Average market value per share (e) ......   $  26.75    $  25.69         --         --          --          --

-------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
*     Annualized.
(a)   Based on net asset value per share.
(b) Based on net asset value per share through March 31, 1995, the date of conversion of the Fund to closed-end status, and market value thereafter.
(c) The ratio of operating expenses to average net assets attributable to common stock during the fiscal year ended December 31, 1995 includes a current period expense associated with the conversion of the Fund to closed-end status. Without the conversion expense, this ratio would have been 1.28%.
(d) For the six months ended June 30, 1998, the ratio of operating expenses to average net assets including assets attributable to preferred stock was 1.07% (annualized).
(e)   Based on weekly prices.

                 See accompanying notes to financial statements.

        AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan

    It is the Policy of The Gabelli Convertible Securities Fund, Inc. ("Convertible Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible Securities Fund. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                  The Gabelli Convertible Securities Fund, Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

    Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact State Street at 1 (800) 336-6983.

    Shareholders wishing to liquidate reinvested shares held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

Voluntary Cash Purchase Plan

    The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

    Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Convertible Securities Fund shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. The Fund's Adviser, Gabelli Funds, Inc., has arranged that these purchases will be executed at no commission through December 31, 1998. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

    For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible Securities Fund.

                             DIRECTORS AND OFFICERS
                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
   Chairman & Chief Investment Officer
   Gabelli Funds, Inc.

E. Val Cerutti
   Chief Executive Officer
   Cerutti Consultants, Inc.

Felix J. Christiana
   Former Senior Vice President
   Dollar Dry Dock Savings Bank

Anthony J. Colavita, P.C.
   Attorney-at-Law
   Anthony J. Colavita, P.C.

Dugald A. Fletcher
   President, Fletcher & Company, Inc.

Karl Otto Pohl
   Former President, Deutsche Bundesbank

Anthony R. Pustorino
   Certified Public Accountant
   Professor, Pace University

Anthonie C. van Ekris
   Managing Director
   BALMAC International, Inc.

Salvatore J. Zizza
   Chairman, The Bethlehem Corp.

Officers and Portfolio Managers

Mario J. Gabelli, CFA
   President & Chief Investment Officer

Bruce N. Alpert
   Vice President & Treasurer

Peter W. Latartara
   Vice President

A. Hartswell Woodson, III
   Associate Portfolio Manager

James E. McKee
   Secretary

Investment Adviser

Gabelli Funds, Inc.
One Corporate Center
Rye, New York 10580-1434

Custodian, Transfer Agent and Registrar

State Street Bank and Trust Company

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Stock Exchange Listing

                           Common        8.00% Preferred
                          --------       --------------
NYSE-Symbol:                 GCV             GCV Pr
Shares Outstanding:       7,922,145         1,200,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Saturday's The New York Times and in Monday's The Wall Street Journal.

It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
         For general information about the Gabelli Funds,
         call 1-800-GABELLI (1-800-422-3554), fax us
         at  914-921-5118, visit our Internet homepage at:
         http://www.gabelli.com, or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Convertible Securities Fund may from time to time purchase shares of its capital stock in the open market when the Convertible Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
One Corporate Center
Rye, NY 10580-1434
914-921-5070
http://www.gabelli.com

                              -------------------
                                First Class Mail
                                  U.S. Postage
                                      PAID
                                    Rye, NY
                                 Permit No. 109
                              -------------------

                               Semi-Annual Report
                                 June 30, 1998


                                                                           06/98